SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential,  for  Use  of the   Commission  Only  (as  permitted  by
          Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive  Additional Materials
[   ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 Metro-Tel Corp.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

                  -------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)    Title of each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of  the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         2)    Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

                                 METRO-TEL CORP.
                              290 N.E. 68TH STREET
                              MIAMI, FLORIDA 33138


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 5, 1999


                                                                 Miami, Florida
                                                               October 15, 1999

To the Stockholders of
Metro-Tel Corp.:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of METRO- TEL CORP., a Delaware corporation (the "Company"), will be held on Friday, November 5, 1999, at 11:00 A.M., Eastern standard time, at the Sheraton Fort Lauderdale Airport Hotel, Palm Room, 1825 Griffin Road, Dania, Florida, for the purpose of considering and acting upon the following matters:

         (1) The election of seven (7) directors to serve until the next annual meeting of stockholders and until the election and qualification of their respective successors;

         (2) An amendment to the Company's Certificate of Incorporation to change the Company's name to DRYCLEAN USA, Inc.; and

         (3) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on September 30, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                            By Order of the Board of Directors,

                                                     Lloyd Frank,
                                                       Secretary

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                                 METRO-TEL CORP.
                              290 N.E. 68TH STREET
                              MIAMI, FLORIDA 33138
                                ----------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 5, 1999
                                ----------------

                                  INTRODUCTION

         This Proxy Statement, to be mailed to stockholders on or about October 15, 1999, is furnished in connection with the solicitation by the Board of Directors of Metro-Tel Corp., a Delaware corporation (the "Company"), of proxies in the accompanying form (the "Proxy" or "Proxies") for use at the 1999 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Friday, November 5, 1999, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

         All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors and in favor of the proposed amendment to the Company's Certificate of Incorporation to change the Company's name. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by (i) notice in writing or by submitting a later dated proxy to the Company at 290 N.E. 68 Street, Miami, Florida 33138, Attention:
President, (ii) by submitting a later dated proxy, or (iii) by voting in person at the Meeting.

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on September 30, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof for which a new record date is not fixed. As of the close of business on such date, there were issued and outstanding 6,925,000 shares of Common Stock, the holders of which are entitled, for each share held, to one vote upon each matter to be acted upon at the Meeting.

         The presence, in person or by proxy, of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. A plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of directors and the affirmative vote of a majority of the Company's outstanding shares will be required to authorize the proposed amendment to the Company's Certificate of Incorporation. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. Shares abstaining with respect to any matter will be considered as votes represented, entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter. Consequently, abstentions and broker non-votes will have no effect on the voting for the election of directors but will effectively be a vote "against" the proposal to change the name of the Company.

                         OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information, as at September 30, 1999, with respect to the shares of Common Stock which are beneficially owned by (i) any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation," below, (iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                         AMOUNT AND
                                         NATURE OF
                                         BENEFICIAL                  PERCENT
         BENEFICIAL OWNER                OWNERSHIP (1)              OF CLASS (2)
         ----------------                -------------              ------------

         Michael S. Steiner                2,360,477                   34.1%
         290 N.E. 68 Street
         Miami, FL  33138

         William K. Steiner                2,389,477                   34.5%
         290 N.E. 68 Street
         Miami, FL  33138

         Venerando J. Indelicato             394,937 (3)                5.7%
         12307 Marblehead Drive
         Tampa, FL 33626

         David Blyer                           2,500 (4)                 *

         Lloyd Frank                          54,119 (5)                 *

         Alan M. Grunspan                     11,200                     *

         Stuart Wagner                         7,500 (6)                 *

         Executive officers and            5,220,210 (7)               75.0%
         directors as a group
         (7 persons)

------------------------

(1)      Except  as   noted  in  the following footnotes, all beneficially owned shares are owned with sole voting and investment power.

(2)      Asterisk indicates less than one percent.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(3) Includes 186,219 shares (2.7% of the Company's outstanding Common Stock) owned beneficially by Mr. Indelicato's wife, as to which shares Mr. Indelicato disclaims beneficial ownership.

(4) Represents 2,500 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of a stock option that becomes exercisable within 60 days after September 30, 1999.

(5) Includes (a) 21,494 shares owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership, and (b) 30,000 shares which are not outstanding but which are subject to issuance upon the exercise of presently exercisable stock options.

(6) Includes (a) 5,000 shares owned by Mr. Wagner's wife, as to which Mr. Wagner disclaims beneficial ownership, and (b) 2,500 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of a stock option that becomes exercisable within 60 days after September 30, 1999.

(7) Includes (a) 212,713 shares (3.1% of the Company's outstanding Common Stock) owned by spouses of the Company's executive officers and directors, as to which such executive officers and directors disclaim beneficial ownership, and (b) 35,000 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of stock options that are presently exercisable or exercisable within 60 days after September 30, 1999.

                              ELECTION OF DIRECTORS

         Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Messrs. Michael S. Steiner, William K. Steiner, Venerando J. Indelicato, David Blyer, Lloyd Frank, Alan M. Grunspan and Stuart Wagner (said persons being hereinafter referred to as the "nominees") as directors upon their nomination at the Meeting. Directors elected at the Meeting will serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Messrs. Indelicato and Frank were elected by stockholders at the Company's 1998 Annual Meeting of Stockholders, and Messrs. Michael S. Steiner, William K. Steiner, David Blyer and Stuart Wagner were elected contemporaneously with the effectiveness of the merger of Steiner-Atlantic Corp. ("Steiner") with and into a subsidiary of the Company on November 1, 1998 (the "Merger"). Mr. Alan M. Grunspan was subsequently elected to the Board.

         In the event that any of the nominees should become unavailable to serve as a director for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who may be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES

         Michael S. Steiner, 43, has been President and Chief Executive Officer of the Company since the effectiveness of the Merger on November 1, 1998 and of Steiner since 1988. Mr. Steiner has been a director of the Company since the effectiveness of the Merger on November 1, 1998.

         William K. Steiner, 69, has been Chairman of the Board of the Company since the effectiveness of the Merger on November 1, 1998 and of Steiner since he founded Steiner in 1960. Mr. Steiner has been a director of the Company since the effectiveness of the Merger on November 1, 1998.

         Venerando J. Indelicato, 66, was President of the Company from December 1967 until, and has been Treasurer and Chief Financial Officer of the Company since, the effectiveness of the Merger on November 1, 1998.

         David Blyer, 38, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Blyer has been Chief Executive Officer and President of Vento Software, since he co-founded that company in 1994. Vento Software develops software for specialized business application. Before founding Vento Software, Mr. Blyer served as Senior Account Manager of the South Florida and Caribbean regions for Tandem Computers.

         Lloyd Frank, 74, has been a member of the law firm of Parker Chapin Flattau & Klimpl, LLP since 1977. Mr. Frank has been a director of the Company since 1977. The Company retained Parker Chapin Flattau & Klimpl, LLP during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year. Mr. Frank is also a director of Park Electrochemical Corp.

         Alan M. Grunspan, 39, has served as a director of the Company since May 1999. Mr. Grunspan has been a member of the law firm of Kaufman Miller Dickstein & Grunspan P.A. since 1991. The Company has retained Kaufman Miller Dickstein & Grunspan P.A. during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year.

         Stuart Wagner, 67, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Wagner has served as a consultant for Diversitech Corp., a manufacturer and distributor of HVAC products, since 1997. From 1975 to 1997, Mr. Wagner was President of Wagner Products Corp., a manufacturer and distributor of HVAC products which he founded.

         Michael S. Steiner is the son of Mr. William K. Steiner. There are no other family relationships among any of the directors and executive officers of the Company. All directors serve until the next annual meeting of stockholders and until the election and qualification of their respective successors. All officers serve at the pleasure of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS

         During the Company's fiscal year ended June 30, 1999, its Board of Directors held five meetings. Each director attended each of the meetings of the Board of Directors and the committees on which he served that were held during the portion of that fiscal year in which he served as a director.

         The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

         The Board's Audit Committee, whose members are David Blyer, Lloyd Frank and Stuart Wagner, is authorized to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, matters of concern to the independent auditors resulting from the audit, and the results of the independent auditors' review of internal accounting controls. This committee is also authorized to nominate independent auditors, subject to approval by the Board of Directors. The Audit Committee held one meeting during the year ended June 30, 1999.

         The members of the Compensation Committee are David Blyer, Lloyd Frank and Stuart Wagner. This committee approves salaries of all employees of the Company in excess of $100,000 per annum and bonuses to persons whose annual compensation (including bonuses) would exceed $100,000 per annum, administers (including granting options under) the Company's employee stock option plan, approves changes in retirement plans and reviews the Company's other employee benefit arrangements. The Compensation Committee held one meeting during the year ended June 30, 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of Michael S. Steiner and Venerando J. Indelicato, the Company's only executive officers whose cash compensation exceeded $100,000 during the Company's fiscal year ended June 30, 1999 for services in all capacities to the Company during the Company's 1999, 1998 and 1997 fiscal years:



                                                               Long-Term
                                     Annual Compensation     Compensation
      Name and                       -------------------     ------------        All Other
Principal Position                    Year     Salary          Options         Compensation(1)
------------------                    ----     ------          -------         ------------
Michael S. Steiner                    1999    $166,667(2)        --               $1,100
     President and Chief
     Executive Officer

Venerando J. Indelicato               1999    $175,000           --               $3,535
     Treasurer and Chief              1998     172,676           --                9,000
     Financial Officer (3)            1997     172,676           --                9,000

----------------------

(1) "All Other Compensation" for fiscal 1999 represents the Company's matching contribution in fiscal 1999 for Messrs. Steiner and Indelicato under the Company's Profit Sharing Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Mr. Steiner joined the Company at the time of the Merger on November 1, 1998. Mr. Steiner's compensation in fiscal 1999 includes compensation earned from Steiner prior to the Merger.

(3) Prior to the Merger, Mr. Indelicato served as President and Chief Executive Officer of the Company.

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

         No options were granted to Messrs. Indelicato or Steiner during the Company's fiscal year ended June 30, 1999 or held by them at June 30, 1999. The following table contains information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the Company's fiscal year ended June 30, 1999 by Mr. Indelicato.

                                   Shares Acquired             Value
       Name                          on Exercise            Realized(1)
       ----                        ---------------          ------------

Venerando J. Indelicato                 50,000                 $67,187

-------------------

(1) Represents the market value of the underlying shares (the mean between the low bid and high asked quotations on Nasdaq's OTC Electronic Bulletin Board) on the date of exercise of the option, minus the exercise price.

STANDARD REMUNERATION OF DIRECTORS

         Each non-employee director receives a fee of $5,000 per annum. Directors are also reimbursed for out-of-pocket expenses incurred in connection with performing their duties. In the event that the Board of Directors holds more than four meetings during a fiscal year in addition to its annual meeting held on the date of the Annual Meeting of Stockholders, each director receives $750 for each such additional meeting such director attends.

         Pursuant to the Company's 1994 Non-Employee Director Stock Option Plan, each non-employee director of the Company serving on August 24, 1994 was granted an option to purchase 10,000 shares of the Company's Common Stock and each person who subsequently became or becomes a non-employee director is also granted at the time of election to the Board an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option is for a term of ten years and vests over a four-year period commencing one year after the date of grant (with vesting credit given for any service on the Board of Directors prior to the date of grant).

COMPENSATION ARRANGEMENT

         The Company is a party to an Employment Agreement with Mr. Indelicato pursuant to which Mr. Indelicato serves as Treasurer and Chief Financial Officer of the Company at an annual salary of $175,000, subject to increase and bonuses in the discretion of the Company's Board of Directors, for a term expiring on June 30, 2001. Mr. Indelicato and the Company amended Mr. Indelicato's Employment Agreement on October 30, 1998 so that it may be terminated by him or by the Company at any time after December 31, 1999 on 90 days notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND CHANGE IN CONTROL OF THE COMPANY

         On November 1, 1998, pursuant to an Agreement of Merger dated as of July 1, 1998 ("Merger Agreement"), among the Company, a newly formed wholly-owned subsidiary of the Company, Steiner-Atlantic Corp. ("Steiner"), William K. Steiner and Michael S. Steiner: (i) the Company's subsidiary was merged with and into Steiner, (ii) Steiner therefore became a wholly-owned subsidiary of the Company and (iii) William K. Steiner and Michael S. Steiner, the sole stockholders of Steiner, were issued an aggregate of 4,720,954 shares of Common Stock of the Company (representing approximately 69% of the outstanding shares of Common Stock of the Company following the Merger) in consideration for their interests in Steiner. The Merger, therefore, resulted in a change in control of the Company. See "Change of Corporate Name," below, for certain additional information concerning the business of Steiner.

         The terms of the Merger Agreement were negotiated between the Company and Steiner. Prior to the Merger, William K. Steiner and Michael S. Steiner had no relationship with the Company or any of the Company's affiliates, directors or officers or any associate of any director or officer of the Company. The Company received a written opinion from Slusser Associates, Inc. that the consideration to be paid by the Company in connection with the Merger was fair to the Company and its stockholders from a financial point of view. The stockholders of the Company approved the Merger at the Company's 1998 Annual Meeting of Stockholders held on October 29, 1998.

                            CHANGE OF CORPORATE NAME

         On November 1, 1998, Steiner-Atlantic Corp. ("Steiner") was merged (the "Merger") with and into, and became, a wholly-owned subsidiary of the Company. As a result of the Merger, the Company added Steiner's operations, as a supplier of dry cleaning, industrial laundry equipment and steam boilers, to the Company's operations as a manufacturer and seller of telephone test and customer premise equipment.

         In July 1999, Steiner acquired certain assets of DRYCLEAN U.S.A. Franchise Company, including, among other things, the worldwide rights to the name DRYCLEAN USA along with existing franchise and license agreements. DRYCLEAN USA is one of the largest franchise and license operations in the dry cleaning industry, currently consisting of approximately 300 franchised and licensed locations in the United States, the Caribbean and Latin America. The Company expects to aggressively increase the number of existing franchisees and licensees of DRYCLEAN USA. In addition, it expects to advertise its franchise and license program on an internet website which will also allow local customers to download discount coupons to be redeemed at their local DRYCLEAN USA store.

         Over 80% of the Company's revenues are now derived from the dry cleaning and laundry industries and the Company anticipates that the focus of its future growth will be in this area.

         Accordingly, the Board of Directors has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an amendment to the Company's Certificate of Incorporation to change the Company's name from Metro-Tel Corp., which indicates a focus on the telecommunications industry, to DRYCLEAN USA, Inc. in order to more appropriately reflect the Company's focus.

         The change of name will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the listing of the Company's Common Stock on the Chicago Stock Exchange or its trading on Nasdaq's OTC Electronic Bulletin Board. If stockholder approval of this proposal is obtained, stockholders may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering their old certificates to the Company's transfer agent.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

AUDITORS

         On  January  4, 1999,  the  Company  selected  BDO  Seidman,  LLP ("BDO
Seidman") to replace Grant Thornton LLP ("Grant Thornton") as the Company's independent public accountants. BDO Seidman has acted as independent accountants for Steiner, which became a wholly-owned subsidiary of the Company pursuant to the Merger since 1989. The Company made the change to BDO Seidman as the Company's independent accountants in order to facilitate the audit of the Company's consolidated financial statements since, for financial reporting purposes, the Merger was treated as the acquisition of the Company by Steiner as a result of which Steiner's historical financial statements are now those of the Company. The decision to change auditors was approved by the Audit Committee of the Board of Directors.

         Grant Thornton's report on the financial statements of the Company for each of the two fiscal years prior to the change in auditors did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years prior to the change in auditors, and the subsequent interim period through January 4, 1999, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Company either individually or consolidated with Steiner. During such periods, there were no "reportable events" within the meaning of the disclosure regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 with respect to changes in independent public accountants.

         The 1999 Annual Report of the Company, including financial statements and report thereon of BDO Seidman, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. It is anticipated that BDO Seidman will act as auditors for the Company during the year ending June 30, 2000. Representatives of BDO Seidman are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions addressed by stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended June 30, 1999 were timely filed.

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals for consideration at a meeting of stockholders which may be proper subjects for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Stockholders presently scheduled to be held in November 2000 must be received by the Company at its principal executive offices, 290 N.E. 68 Street, Miami, Florida 33138, by June 17, 2000. Any such proposals, as well as any questions relating thereto, should be directed to the President of the Company. As to any proposals intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the Company's next Annual Meeting of Stockholders, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 1, 2000. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies, including the cost of reimbursing banks and brokers for forwarding proxy soliciting material to their principals, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interviews.

OTHER MATTERS

         The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                    By Order of the Board of Directors,

                                                Lloyd Frank,
                                                  Secretary


Dated:  October 15, 1999

                                 METRO-TEL CORP.


|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                                               NOVEMBER 5, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Venerando J. Indelicato and Lloyd Frank, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of Metro-Tel Corp. to be held on Friday, November 5, 1999 (including any adjournments or postponements thereof), according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present, upon the matters specified hereon, as more fully described in the accompanying Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged, and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.

1)       Election of Directors:

         MICHAEL S. STEINER, WILLIAM K. STEINER,                                FOR     WITHHOLD  FOR ALL
         VENERANDO J. INDELICATO, DAVID BLYER,                                                    EXCEPT
         LLOYD FRANK, ALAN M. GRUNSPAN AND                                      |_|       |_|     |_|
         STUART WAGNER

         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
         INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THAT
         NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


2)       Amendment of Certificate of Incorporation to change the                FOR      AGAINST    ABSTAIN
         Company's name to DRYCLEAN USA, INC.                                   |_|       |_|         |_|

         Please  be sure to sign and date         Date           EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN
         this  Proxy  in the box  below                          ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE.

                                                                 IF NO  SPECIFICATIONS  ARE MADE,  THE SHARES
                                                                 REPRESENTED BY THIS PROXY WILL BE VOTED "FOR"
                                                                 ALL LISTED NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
_______ Stockholder sign above ____ Co-holder (if any) sign above ____

-------------------------------------------------------------------------------+
    Detach above card, sign, date and mail in postage paid envelope provided.

                                 METRO-TEL CORP.

     Please sign your name or names exactly as set forth hereon. When stock is in the name of more than one person, each such person should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

     STOCKHOLDERS WHO DESIRE TO HAVE STOCK VOTED AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN THIS PROXY. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY